EXHIBIT 31

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Principal Executive Officer

I, William W. McGuire, M.D., Chairman and Chief Executive Officer of UnitedHealth Group Incorporated, certify that:

1. I have reviewed this quarterly report on Form 10-Q of UnitedHealth Group Incorporated (the “registrant”); and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ WILLIAM W. MCGUIRE, M.D.

William W. McGuire, M.D.
Chairman and Chief Executive Officer

Date: January 20, 2004

Certification of Principal Financial Officer

I, Patrick J. Erlandson, Chief Financial Officer of UnitedHealth Group Incorporated, certify that:

1. I have reviewed this quarterly report on Form 10-Q of UnitedHealth Group Incorporated (the “registrant”); and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ PATRICK J. ERLANDSON

Patrick J. Erlandson
Chief Financial Officer

Date: January 20, 2004